UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021 (December 20, 2021)

CHP MERGER CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39140	84-2590924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Deforest Avenue, Suite 108 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 508-7090

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	CHPMU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CHPM	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CHPMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of its financial statements as of September 30, 2021, the management of CHP Merger Corp. (the “Company”) has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on November 26, 2021. Historically, a portion of the Public Shares was classified as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management has determined that the Public Shares include certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination.

On December 20, 2021, the Company’s management and the Audit Committee of the Company’s board of directors (the “Audit Committee”) concluded that it is appropriate to restate (i) the Company’s previously issued audited balance sheet as of November 26, 2021 as previously restated in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on July 22, 2021 (the “FY2020 Form 10K/A”), (ii) the Company’s audited financial statements as of and for the period ended December 31, 2019 as previously restated in the FY2020 Form 10K/A, (iii) the Company’s audited financial statements as of and for the year ended December 31, 2020 as previously restated in the FY2020 Form 10K/A, (iv) the Company’s unaudited quarterly financial statements as of and for the three months ended March 31, 2020, as of and for the six months ended June 30, 2020, and as of and for the nine months ended September 30, 2020, each as previously restated in the FY2020 Form 10K/A and (iv) the Company’s unaudited quarterly financial statements as of and for the three months ended March 31, 2021, as of and for the six months ended June 30, 2021, and as of and for the nine months ended September 30, 2021  (the “Non-Reliance Affected Financial Statements”), in each case to report all Public Shares as temporary equity.

Considering such restatement, the Non-Reliance Affected Financial Statements should no longer be relied upon. As such, the Company will restate its financial statements for the periods affected by the Non-Reliance Affected Financial Statements in and for the periods affected by the Non-Reliance Affected Financial Statements in an Amendment No. 2 to the Annual Report on Form 10-K/A for the year ended December 31, 2020 (the “FY2020 Form 10-K/A2”) and an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q/A”), as described therein.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, for the periods covered by the Non-Reliance Affected Financial Statements. The Company’s remediation plan with respect to such material weakness will be described in more detail in the FY2020 Form 10-K/A2 and Q3 Form 10-Q/A.

The above changes will not have any impact on the Company’s cash position and cash held in the trust account established in connection with the IPO.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered accounting firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2021

CHP MERGER CORP.

By:	/s/ James T. Olsen
Name: James T. Olsen
Title: Chief Executive Officer